UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

BROOKDALE SENIOR LIVING INC.
(Name of Registrant as Specified In Its Charter)

ORTELIUS ADVISORS, L.P. PANGAEA VENTURES, L.P. ORTELIUS ADVISORS GP I, LLC PETER DESORCY STEVEN J. INSOFT PAULA J. POSKON FRANK J. SMALL IVONA SMITH STEVEN L. VICK LORI B. WITTMAN
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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Ortelius Advisors, L.P., a Delaware limited partnership, together with the other participants named herein (“Ortelius”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission to be used to solicit proxies with respect to the election of Ortelius’ slate of highly qualified director candidates at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Brookdale Senior Living Inc., a Delaware corporation (the “Company”).

On June 3, 2025, Ortelius issued an investor presentation titled “Ortelius Advisors’ ISS Presentation for Brookdale Senior Living Inc. (BKD),” a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.